EXHIBIT 10.2

         AMENDMENT TO PRIVATE LABEL MANUFACTURING AGREEMENT

          THIS AMENDMENT amends, changes and modifies that certain AGREEMENT dated as of the 13th day of May, 1992, (the "Agreement") by and between Wilson Foods Corporation, a corporation organized under the laws of the State of Delaware, having offices at 2601 N.W. Expressway, Suite 1000W, Oklahoma City, Oklahoma 73112 (hereinafter called "Wilson Foods") and Farmland Foods, Inc. a - Kansas corporation, having offices at P.O. Box 7527, Kansas City, Missouri 64116-0227 (hereinafter called "Farmland"),

                             WITNESSETH:

          In consideration of the mutual covenants contained herein and other valuable consideration, the parties hereto agree as follows:

          This Amendment amends, changes and modifies the Agreement as follows:

          1. Section 5 of the Agreement is amended, changed and modified so that after April 12, 1994, it will read as follows:

               5.  Term-Termination.  This Agreement
          may be terminated by either party hereto at any time 36 months after April 12, 1994, provided prior written notice has been given to the other party at least one hundred twenty (120) days prior to such termination, specifying the date of such termination.

          2. Schedule 1 (Annual Volume Requirements) is amended to read as Revised Schedule 1 attached hereto and made a part hereof effective April 12, 1994. Annual Volume Requirements shall be reviewed annually.

          3. Schedule 2 (Pricing Schedule) is amended to read as Revised Schedule 2 attached hereto and made a part hereof effective April 12, 1994.

          IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have executed this Agreement on the date first above written.

ATTEST:                            Wilson Foods Corporation


(Darian B. Andersen)               By: (James J. Krause)
____________________               _____________________
Secretary                          Name:  James J. Krause
                                   Title: Vice President

ATTEST:                            Farmland Foods, Inc.


(Patsy Grieb)                      By: (Christopher B. Hodges)
_____________                      ___________________________
Secretary                          Name:  Christopher B. Hodges
                                   Title: Vice President Marketing


                             SCHEDULE 1
                           Revised 4/12/94


Annual Volume Requirements

Wilson will purchase the following volumes on an annual basis effective with such date as shall be mutually agreed in writing by the parties.

          PRODUCT CATEGORY            ANNUAL PURCHASE VOLUME
          Sliced Cold Cuts         19.2 Mil Lbs        -10%/+20%

          Smoked Sausage           4.4 Mil Lbs         -10%/+20%

          Stick Sausage Products   1.0 Mil Lbs         -10%/+20%

          Pork Sausage             .75 Mil Lbs         -10%/+20%

               Total Volume               25.350 Mil Lbs

The loss of any major customer that accounts for at least 5% of Wilson's business of any product category or product within a product category, will at the option of Wilson reduce the Annual
Purchase Volume in proportion to such loss.















Approved By:

Wilson Foods Corporation                Farmland Foods, Inc.


By:  (James J. Krause)                  By:(Christopher B. Hodges)
______________________                  __________________________

Date   April 15, 1994                   Date   April 17, 1994




                             SCHEDULE 2
                          Revised 4/12/94

          This Amendment, changes and modifies the Schedule as follows:

          1. Section 2(c) of the Schedule is amended, changed and modified so that after April 12, 1994, it will read as follows:

               2(c) For the term of the Agreement, Farmland will priceTrace Lean Pork Trimmings in the standard cost at $15.00 plus $1.50/cwt. for freight.

          2. Section 3 of the Schedule is amended, changed and modified so that after April 12, 1994, it will read as follows:

               Labor and benefit costs are indicated in the standard cost details of each product. Labor cost may be modified for operational changes by mutual agreement, but will not be increased from the original base. Labor and benefit costs will be updated when contractual agreements between Farmland and their unions cause the actual rates to change.















Approved By:

Wilson Foods Corporation                Farmland Foods, Inc.


By: (James J. Krause)                   By:(Christopher B. Hodges)
_____________________                   __________________________
Date April 15, 1994                     Date April 17, 1994